UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 15, 2023

CHEMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8351	31-0791746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 First Financial Center, 255 East 5th Street, Cincinnati, OH 45202

(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:

(513) 762-6690

Title of each class	Trading symbol	Name of each exchange on which registered
Capital stock $1 par value	CHE	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240-14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.  Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)On May 15, 2023, Chemed Corporation held its annual meeting of stockholders.

(b)Stockholders voted on the matters set forth below:

Item 1. Election of Directors. The following directors, who constitute the entire Board of Directors, were elected at the meeting by the votes indicated:

Nominee	For	Against	Abstentions	Broker non-votes
Kevin J. McNamara	13,177,032	221,781	16,901	743,025
Ron DeLyons	13,250,702	155,701	9,311	743,025
Patrick P. Grace	10,025,720	3,295,348	94,646	743,025
Christopher J. Heaney	13,026,990	379,514	9,210	743,025
Thomas C. Hutton	13,215,396	192,523	7,796	743,025
Andrea R. Lindell	12,704,541	623,870	87,304	743,025
Elaine McCarthy	13,392,362	15,603	7,749	743,025
John M. Mount Jr.	13,331,523	75,000	9,192	743,025
Thomas P. Rice	12,950,739	376,753	88,223	743,025
George J. Walsh III	11,270,147	2,137,074	8,493	743,025

Item 2. Ratification of Independent Accountants. The proposal to ratify the appointment of PricewaterhouseCoopers LLP by the Audit Committee of the Board of Directors as the company’s independent accountants for the year ending December 31, 2023, was approved with the following votes:

Voted
For	13,715,097
Against	436,826
Abstain	6,818
Broker non-votes	-

Item 3. Executive Compensation. The proposal to approve, on a non-binding basis, the Company’s executive compensation program, was approved with the following votes:

Voted
For	10,359,330
Against	3,020,668
Abstain	35,717
Broker non-votes	743,025

Item 4. Frequency of advisory votes on executive compensation. The proposal to hold an advisory vote on frequency of advisory votes on executive compensation, was approved with the following votes:

Voted
One year	13,012,902
Two years	118,686
Three years	258,661
Abstain	25,465
Broker non-votes	743,025

Item 5. Stockholder Proposal. The proposal requesting stockholder ratification of termination pay, was not approved with the following votes:

Voted
For	6,498,338
Against	6,890,605
Abstain	26,772
Broker non-votes	743,025

(c)Following the vote on frequency of stockholder advisory votes on executive compensation, the Board of Directors decided to hold a stockholder vote on executive compensation in the Company’s proxy materials each year until the next vote on frequency of stockholder advisory votes.

(d)Following her election, the Board of Directors determined that Eileen McCarthy is independent and appointed her to the Compensation/Incentive Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION

Dated: May 16, 2023	By:	/s/ Michael D. Witzeman
Michael D. Witzeman
Vice President and Controller